Exhibit 3.1

ROSS MILLER Secretary of State 204 North Carson Street, Suite 4 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Incorporation (PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE FOR OFFICE USE ONLY

1. Name of Corporation	Emerging Growth Acquisitions I. Inc.

2.Registered Agent for Service of Process: (check only one box)	☒ Commercial Registered Agent		Business Filings Incorporated
	☐ Noncommercial Registered Agent (name and address below)		OR	☐ Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity
Nevada
	Street Address			City		Zip Code
Nevada
	Mailing Address (If different from street address)			City		Zip code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares With par value:	100,000,000 common shares 10,000,000 blank check preferred shares	Par value Per share:	$.001	Number of Shares Without par value:
4. Name and Addresses Of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age: attach additional page if more than two directors/trustees)	1.		Amit Tandon
Name
	250 Park Avenue			New York	NY	10177
	Street Address			City	State	Zip Code
2
Name

	Street Address			City	State	Zip Code
5. Purpose: (optional –see Instructions)	The purpose of this corporation shall be:
To engage in any lawful act or activity for which a corporation may be organized under Chapter 78 of NRS.

6. Name, Address And Signature of Incorporator: (attach additional pages if more than one Incorporator)	The Nevada Company			X By: /s/ Mark Williams, AVP
	Name			Incorporator Signature: Elizabeth R. Konieczny
	8040 Excelsior Dr. Ste 200			Madison	WI	53717
	Address			City	State	Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent	I hereby accept appointment as Resident Agent for the above named Entity.
	X By: /s/ Mark Williams, AVP Business Filings Incorporated				July 19, 2010
	Authorized Signature or Registrant Agent or on Behalf of Registered Agent Entity				Date